SUPPLEMENT DATED OCTOBER 1, 2021
To the
PROSPECTUS DATED MAY 1, 2017
TRANSAMERICA JOURNEYSM
Issued by
Transamerica Life Insurance Company
Separate Account VUL-3 of Transamerica Life Insurance Company
And
TRANSAMERICA JOURNEY SM NY
Issued by
Transamerica Financial Life Insurance Company
TFLIC Series Life Account

Effective on or about November 1, 2021, based on changes to the underlying portfolios, the following name and subadvisor changes will occur:

Current Portfolio Name	New Portfolio Name	Current Subadvisor	New Subadvisor
Transamerica QS Investors Active Asset Allocation – Conservative VP	Transamerica BlackRock iShares Active Asset Allocation – Conservative VP	Franklin Advisers, Inc. (formerly known as QS Investors, LLC)	BlackRock Investment Management, LLC
Transamerica QS Investors Active Asset Allocation – Moderate Growth VP	Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP	Franklin Advisers, Inc. (formerly known as QS Investors, LLC)	BlackRock Investment Management, LLC
Transamerica QS Investors Active Asset Allocation – Moderate VP	Transamerica BlackRock iShares Active Asset Allocation – Moderate VP	Franklin Advisers, Inc. (formerly known as QS Investors, LLC)	BlackRock Investment Management, LLC

This Supplement updates certain information in the above referenced prospectuses (the ‘‘Prospectuses’’).  Except as indicated in this Supplement, all other information included in the Prospectuses remain unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectuses.

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This Supplement must be accompanied or preceded by the current Prospectus.
Please read this Supplement carefully and retain it for future reference.